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                                                                 EXHIBIT 10.1(c)
                               SECOND AMENDMENT
                                      TO
                         AGREEMENT AND PLAN OF MERGER

               This SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Second Amendment"), dated as of May 1, 2001, is entered into by NCR
 ----------------
CORPORATION, a Maryland corporation ("NCR"), and NCR Merger Sub Parent, Inc., a
                                      ---
Delaware corporation ("NCR Merger Sub Parent").
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                                    RECITALS
                                    --------

               WHEREAS, NCR, NCR Merger Sub Inc. ("NCR Merger Sub") and 4Front
                                                   --------------
Technologies, Inc. ("4Front") were parties to the Agreement and Plan of Merger,
                     ------
dated as of August 2, 2000, as amended pursuant to the Amendment to Agreement and Plan of Merger, dated as of October 6, 2000, among NCR, 4Front, NCR Merger Sub, and NCR Merger Sub Parent (the "Agreement"); and
                                     ---------

               WHEREAS, NCR Merger Sub and 4Front merged, effective as of October 16, 2000, at which time NCR Merger Sub ceased to exist;

               WHEREAS, on December 21, 2000, in exchange for $47,700,000 of the outstanding shares of NCR UK Holdings Limited ("NCR UK Holdings"), a
                                                ---------------
$100,000,000 promissory note of NCR, dated October 13, 2000, and a newly issued $82,600,000 promissory note of NCR UK Holdings, 4Front transferred to NCR UK
Holdings: (a) shares and quotas of, and participation interests in, the following companies, all wholly-owned, directly or indirectly, by 4Front (i) 4Front Group PLC, an English company, (ii) 4Front Technologies France S.A., a French company, (iii) Labfire Limited, an Irish company, and (iv) SIL Service Industries Europe, a Netherlands company, SIL Service Industries Europe (Deutschland) GmbH, a German company, SIL Service Industries France SARL, a French company, SIL Service Industries Spain SL, a Spanish company, and SIL Service Industries spol. s.r.o., a Czech Republic company (together, the "SIL Companies"); (b) accounts receivable; and (c) cash; and

               WHEREAS, in connection with the foregoing reorganization, on December 21, 2000, 4Front distributed its NCR UK Holdings shares and the other consideration described above to its sole shareholder, NCR Merger Sub Parent, and the Board of Directors of 4Front approved its liquidation and dissolution on December 22, 2000, and 4Front's Certificate of Dissolution was filed in the Office of the Secretary of the State of Delaware and effective on January 8, 2001;

               WHEREAS, NCR indirectly through NCR UK Holdings currently owns all of the interests of the Services Industries Limited group of companies, including the SIL Companies (the "SIL Group") acquired in connection with the
                                  ---------
acquisition of 4Front;

               WHEREAS, the parties to the Agreement always intended to sell the SIL Group to a third party as soon as practicable after the acquisition of 4Front by NCR;

               WHEREAS, NCR and NCR Merger Sub Parent wish to amend the Agreement pursuant to Section 9.5 thereof to clearly reflect their intent regarding certain matters reflected in Section 6.11 of the Agreement as such intent existed on the original date of execution of the Agreement.

                                   AGREEMENT
                                   ---------

               NOW, THEREFORE, in consideration of the premises, and the mutual agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

     1.   DEFINITIONS
          -----------

          1.1 Unless otherwise defined herein, all capitalized terms used herein and defined in the Agreement shall have the meaning ascribed to such terms in the Agreement.

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     2.   AMENDMENT OF AGREEMENT
          ----------------------

          2.1. The Agreement shall be amended as follows:

               (a) The following definition shall be added to Section 1.1 of the Agreement:

                    "SIL Group" shall mean the Services Industries Limited group
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                    of companies, as listed on Exhibit A of this Second
                    Amendment.

               (b) The first sentence of Section 6.11(b) of the Agreement shall be shall be deleted in its entirety and replaced with the following text:
                         After a period of one year from the Closing, Parent shall cause the Surviving Entity to provide pension, health and welfare benefits to Employees (other than the employees of the SIL Group) who continue their employment after the Effective Time which are generally comparable in the aggregate to such benefits provided to other similarly situated employees of Parent and its Subsidiaries.

          2.2. Except as amended hereby, the Parties ratify and confirm the terms of the Agreement.

     3.   COUNTERPARTS
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          3.1  This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


               IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment as of the date first above written.

                                        NCR CORPORATION

                                        By:  /s/ Paul H. Thurman
                                             --------------------------
                                             Name: Paul H. Thurman

                                        NCR MERGER SUB PARENT, INC.

                                        By:  /s/ Paul H. Thurman
                                             --------------------------
                                             Name:   Paul H. Thurman

                                   EXHIBIT A

1.   Service Industries Europe spol s.r.o.
2.   SIL Service Industries France SARL
3.   SIL Service Industries Europe (Duetschland) GmbH
4.   SIL Service Industries Europe B.V.
5.   SIL Service Industries Europe S.L.
6.   RTB Corporation SL (Spain)
7.   Service Industries Polska

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